                                                                    Exhibit 99.4


         PRO FORMA FINANCIAL STATEMENTS OF SND AND EPRESENCE COMBINED

     On May 12, 2000, ePresence, Inc. acquired Strategic Network Designs, Inc.
(SND) in a transaction accounted for as a purchase. SND will be operated as a wholly-owned subsidiary of ePresence.

     The following Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 1999, the Unaudited Pro Forma Condensed Combined Balance Sheet for the Quarter Ended March 31, 2000 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the Quarter Ended March 31, 2000 (the "Unaudited Pro Forma Condensed Combined Financial Statements") reflect consideration of $20.5 million, consisting of $17.5 million in cash and 221,713 shares of ePresence common stock. In addition, a one-year earn-out of $10.0 million contingent on performance is not recorded in the Unaudited Pro Forma Condensed Combined Financial Statements.

     The Unaudited Pro Forma Condensed Combined Statement of Operations of ePresence and SND for the fiscal year ended December 31, 1999 is based on the historical financial statements of ePresence and SND, after giving effect to the acquisition of SND under the purchase method of accounting and the assumptions and adjustments described in the accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements of ePresence and SND. SND has the same fiscal periods as ePresence.

     The Unaudited Pro Forma Condensed Combined Statement of Operations of ePresence and SND for the three months ended March 31, 2000 and the Unaudited Pro Forma Condensed Combined Balance Sheet at March 31, 2000 are based on the historical financial statements of ePresence and SND, after giving effect to the acquisition of SND under the purchase method of accounting and the assumptions and adjustments described in the accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements of ePresence and SND.

     The Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with the historical financial statements of ePresence and SND.

     The above Unaudited Pro Forma Condensed Combined Statements of Operations of ePresence and SND are presented as if the combination had taken place on January 1, 1999. The above Unaudited Pro Forma Condensed Combined Balance Sheet of ePresence and SND is presented to give effect to the combination as if it occurred on March 31, 2000. The pro forma information does not purport to be indicative of the results that would have been reported if the above transaction had been in effect for the period presented or which may result in the future.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
              EPRESENCE, INC. AND STRATEGIC NETWORK DESIGNS, INC.
                         YEAR ENDED DECEMBER 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                  ePresence          SND        Adjustments    Total
                                                                                               Company
Services revenues                                    $ 37,494        $11,680(B)                $ 49,174
Switchboard                                             8,304                                     8,304
                                                     --------        -------                   --------
Total revenues                                         45,798         11,680                     57,478

Services cost of sales                                 24,684          5,506                     30,190
                                                     --------        -------                   --------
Gross profit                                           21,114          6,174                     27,288

Operating expenses
    Product development                                 1,923                                     1,923
    Sales and marketing                                22,163          2,951                     25,114
    Administration                                     13,768            942                     14,710
    Amortization of goodwill and intangibles                0              0     $ 2,056          2,056
                                                     --------        -------     -------       --------

Total operating expenses                               37,854          3,893       2,056         43,803
                                                     --------        -------     -------       --------

Income/(loss) from continuing operations              (16,740)         2,281      (2,056)       (16,515)

Other income/(expense),net                             20,673             (8)                    20,665
                                                     --------        -------     -------       --------

Income from continuing operations before tax            3,933          2,273      (2,056)         4,150

(Benefit from)/provision for income taxes             (22,292)            52                    (22,240)
                                                     --------        -------     -------       --------
Income from continuing operations after tax            26,225          2,221      (2,056)        26,390
Income from discontinued operations                     4,925                                     4,925

Loss from disposal of discontinued operations          (3,000)                                   (3,000)
Net income                                           $ 28,150        $ 2,221     $(2,056)      $ 28,315
                                                     ========        =======     =======       ========
Net income per common share:
    Basic                                               $1.33         $10.00                      $1.32
                                                     ========        =======                   ========
    Diluted                                             $1.10         $10.00                      $1.10
                                                     ========        =======                   ========
Weighted average number of common shares:
    Basic                                              21,155            222(C)                  21,377
                                                     ========        =======                   ========
    Diluted                                            25,449            222(C)                  25,671
                                                     ========        =======                   ========

             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
             EPRESENCE, INC. AND STRATEGIC NETWORK DESIGNS, INC.
                                MARCH 31, 2000
                                (IN THOUSANDS)

                                                                                               Total
                                     ePresence            SND           Adjustments           Company
Cash and cash equivalents             $ 68,562         $   424          $(17,500)(A)         $ 51,486
Marketable securities                  126,732                                                126,732
Accounts receivable                     14,619           3,286                                 17,905
Other current assets                     5,694             105                                  5,799
                                      --------         -------          --------             --------
Current assets                         215,607           3,815           (17,500)             201,922

Net fixed assets                         4,711             418                 -                5,129

Marketable securities                   10,871               -                 -               10,871

Deferred tax asset                       9,102               -                 -                9,102

Net intangible assets                    8,896               -            20,590               29,486

Other noncurrent assets                    205               -                 -                  205
                                      --------         -------          --------             --------
Total assets                           249,392           4,233             3,090              256,715
                                      ========         =======          ========             ========

Accounts payable                         4,212             227                                  4,439
Accrued expenses                        15,697             610                                 16,307
Income taxes payable                     6,402              41                                  6,443
Deferred income                          9,153             435                                  9,588
Notes payable                                -             109                                    109
Long-term debt, current                  1,112               -                                  1,112
                                      --------         -------          --------             --------

Current liabilities                     36,576           1,422                 -               37,998

Long-term liabilities                      207               -                                    207
Deferred income taxes                   16,610               -                                 16,610
                                      --------         -------          --------             --------
Total liabilities                       53,393           1,422                                 54,815

Total equity                           195,999           2,811             3,090              201,900
                                      --------         -------          --------             --------

Total liabilities and equity          $249,392         $ 4,233          $  3,090             $256,715
                                      ========         =======          ========             ========

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
              EPRESENCE, INC. AND STRATEGIC NETWORK DESIGNS, INC.
                         QUARTER ENDED MARCH 31, 2000
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                             Total
                                                    ePresence             SND           Adjustments         Company
  Services revenues                                  $12,051            $4,792(B)                           $16,843
  Switchboard                                          3,818               -                                  3,818
                                                     -------            ------                              -------
  Total revenues                                      15,869             4,792                               20,661

  Services cost of sales                               7,517             2,174                                9,691
                                                     -------            ------                              -------
Gross profit                                           8,352             2,618                               10,970
Operating expenses
  Product development                                    613                                                    613
  Sales and marketing                                 12,714               811                               13,525
  Administration                                       4,104               176                                4,280
  Amortization of goodwill and intangibles               236                               $ 514                750
                                                     -------            ------             -----            -------
Total operating expenses                              17,667               987               514             19,168
                                                     -------            ------             -----            -------

Income/(loss) from continuing operations              (9,315)            1,631              (514)            (8,198)

Other income/(expense), net                           48,421                 4                               48,425
                                                     -------            ------             -----            -------
Income from continuing operations before tax          39,106             1,635              (514)            40,227

Provision for income taxes                            18,778               -                  -              18,778
                                                     -------            ------             -----            -------
Net income                                           $20,328            $1,635             $(514)           $21,449
                                                     =======            ======             =====            =======
Net income per common share:
  Basic                                              $  0.88            $ 7.36                              $  0.92
                                                     =======            ======                              =======
  Diluted                                            $  0.73            $ 7.36                              $  0.76
                                                     =======            ======                              =======

Weighted average number of common shares:
  Basic                                               23,218               222(C)                            23,440
                                                     =======            ======                              =======
  Diluted                                             27,910               222(C)                            28,132
                                                     =======            ======                              =======


     Notes to Unaudited Pro Forma Condensed Combined Financial Statements


(A)  On May 12, 2000, ePresence, Inc. acquired Strategic Network Designs, Inc.
     (SND), in a transaction accounted for as a purchase. The total purchase price of $30.5 million, exluding transaction expenses, included consideration of $17.5 million in cash, 221,713 shares of Common Stock valued at $3 million and a one-year earn-out of $10 million contingent on performance.

The estimated total purchase cost of the SND acquisition, excluding any earn-out payment, is as follows (in thousands):

                    Cash                             $17,500
                    Value of Shares issued             3,000
                                                     -------
                                                     $20,500
                    Estimated expenses of
                    the transaction                       90
                                                     -------
                                                     $20,590

The purchase price allocation, which is preliminary and is subject to change based upon the Company's final analysis, is as follows (in thousands):

                    Purchase price allocation:

                    Tangible net assets              $   139
                    Goodwill                          20,451
                                                     -------
                                                     $20,590


Goodwill, which represents the excess of the purchase price of an investment in an acquired business over the fair value of the underlying net identifiable assets, is amortized on a straight-line basis over its estimated useful life of 10 years.

(B) For the three-month period ended March 31, 2000 and for the 12-month period ended December 31, 1999, services revenue includes approximately $950,000 and $578,000, respectively, in SND product sales.

(C) The pro forma basic and dilutive net income per share are based on the weighted average number of (pro forma) ePresence Common Shares outstanding during the three-month period ended March 31, 2000 and for the 12-month period ended December 31, 1999, and the weighted average number of SND Common Shares issued pursuant to the SND acquisition.